AEGIS FUNDS

AEGIS VALUE FUND
Class A (Ticker: AVFAX)
Class I (Ticker: AVALX)

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2018 , as amended on June 27, 2018

This Statement of Additional Information (“SAI”) supplements the current Prospectus of the Aegis Value Fund (the “Fund”) dated April 30, 2018.  This SAI does not present a complete picture of the various topics discussed and should be read in conjunction with the Prospectus.  Although this SAI is not itself a Prospectus, this SAI is, in its entirety, incorporated by reference into the Prospectus.  The audited financial statements included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2017 are incorporated herein by reference.  A copy of the Prospectus or Annual or Semi‑Annual Reports to Shareholders may be obtained without charge by contacting the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 or by telephone at (800) 528‑3780.  Please retain this document for future reference.

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THE TRUST

The Aegis Funds (the “Trust”) is a Delaware statutory trust organized on July 11, 2003, and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company.

The Trust’s Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series.  The Trust currently consists of one investment series, the Aegis Value Fund (the “Fund”).  The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.  The Fund has two classes of shares: Class I and Class A shares.  The Fund may offer additional share classes in the future.

As a Delaware statutory trust, the Trust is subject to Delaware law, including the Delaware Statutory Trust Act.  The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the Trust shall be personally liable for the obligations of the Trust or of any series or class thereof except by reason of his or her own acts or conduct.

The Fund is a diversified series of the Trust.  Please see the Prospectus for a discussion of the principal investment policies and risks of investing in the Fund.

The Fund’s Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC.  Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

The Fund is the successor in interest to a fund having the same name and investment objective, Aegis Value Fund, Inc. (the “Predecessor Fund”), and that was also advised by the same investment adviser, Aegis Financial Corporation (the “Advisor”). On February 20, 2014, the shareholders of the Predecessor Fund approved the reorganization of the Predecessor Fund with and into the Fund, and effective on February 28, 2014, the assets and liabilities of the Predecessor Fund were transferred to the Trust in exchange for Class I shares of the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS AND RISKS

Fund Investment Policies

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after giving effect to the Fund’s acquisition of the security or other asset.  Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s investment policies and limitations.  It should be noted that Items 3 and 4 below, regarding borrowing and lending money, will be applied at all times and not just at the initial time of the transaction.  If at any time the Fund should exceed the permissible limitations on borrowing, it will take such action as necessary to bring borrowing levels back into compliance as required by SEC guidance, rules and regulations.  In addition, if at any time more than 15% of the Fund’s net assets are invested in illiquid securities, the Fund will seek to dispose of illiquid assets in excess of 15%, unless it is determined that such action would cause harm to shareholders.

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The Fund’s fundamental investment policies cannot be changed without the approval of a “majority of the outstanding voting securities”, as defined in the Investment Company Act of 1940 (“1940 Act”) of the Fund.  Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this SAI are operating policies and may be changed by the Board of Trustees without shareholder approval.  However, shareholders will be notified prior to a material change in an operating policy affecting the Fund.

The Fund may not, as a matter of fundamental policy:

1)
With respect to 75% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies.

2)	Invest more than 25% of its total assets in securities or issuers in any one industry. This restriction does not apply to U.S. Government securities.

3)
Borrow money, except that the Fund may (i) enter into reverse repurchase agreements, (ii) borrow money only from a bank and only in an amount up to one-third of the value of the Fund’s total assets, and (iii) borrow money in an additional amount up to 5% of the value of the Fund’s assets on a secured or unsecured basis from banks for temporary or emergency purposes.

4)
Loan money, except by the purchase of bonds and other debt obligations or by engaging in repurchase agreements.  However, the Fund may lend its securities in an amount up to one-third of its total assets to qualified brokers, dealers or institutions (provided that such loans are fully collateralized at all times).

5)	Issue senior securities, as defined in the 1940 Act.

6)	Underwrite securities of others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

7)
Purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real property or interests therein, or instruments secured by real estate or interest therein.

8)
Purchase or sell physical commodities or commodity futures contracts, except as permitted by the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With respect to Item 8 above, while the Fund has reserved the authority to invest in commodities and commodities futures contracts to the extent permitted by the 1940 Act, the Advisor has no present intention to utilize investments of this type for the Fund.

Temporary Defensive Position.  The Fund may take a temporary defensive position when the securities markets are experiencing excessive volatility, a speculative increase in value, or when other conditions adverse to the Fund’s investment strategy exist.  In such cases, the Fund may invest in U.S. Government securities, agency securities, commercial paper, repurchase agreements, or other short-term money market instruments.

Under some circumstances, the Fund may best pursue its investment goal by holding a higher cash balance than it would hold during ideal market conditions.  The Fund may choose to maintain significant cash balances.  Like all portfolio decisions, the decision of the Fund’s manager to maintain a cash balance may ultimately help or hinder the ability of the Fund to meet its investment goals.

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Portfolio Turnover.  Typically, the Fund focuses on making long-term investments rather than engaging in short-term trading strategies.  The Fund calculates its portfolio turnover rates by dividing the lesser of portfolio purchases or portfolio sales, excluding short-term securities, by the average month-end value of portfolio securities owned by the Fund during the fiscal year.

The Fund’s portfolio turnover will vary from year to year based upon market conditions and factors affecting the particular securities held in the portfolio.  It is the operating policy of the Fund to hold its securities at least as long as they remain undervalued, and to benefit from the lower transaction costs and more favorable tax rates available to long-term holders of equity securities.  However, when circumstances warrant, securities will be sold without regard to the duration of their holding period.  The portfolio turnover rates for the Fund for the fiscal years ended December 31, 2017 and 2016 were 15% and 37%, respectively.

Disclosure of Portfolio Holdings. To prevent the misuse of nonpublic information about the Fund’s portfolio holdings, and provide fair disclosure to all investors, it is the policy of the Fund and its affiliated persons not to disclose to third parties nonpublic information of a material nature about the Fund’s specific portfolio holdings.

Disclosure of nonpublic information about the Fund’s specific portfolio holdings may be made when the Fund has a legitimate business purpose for making the disclosure, such as making disclosures to the Fund’s service providers to facilitate the performance of their duties to the Fund.  Nonpublic information about the Fund’s portfolio holdings is made available to the Fund’s Advisor, brokers, custodian, printer, accountants, transfer agent and counsel and, as applicable, each of their respective affiliates and advisers.  These service providers have either an explicit duty to keep the information confidential pursuant to a confidentiality agreement, or an implied duty to keep the information confidential pursuant to instructions from the Fund to keep the information confidential.  In order for the Fund to disclose nonpublic information about specific portfolio holdings, in addition to a legitimate business purpose, the Fund must also have a reasonable belief that the recipient(s) will refrain from trading on the basis of material nonpublic information that may be included in these disclosures.

The Fund cannot guarantee that third parties will honor instructions or conform to explicit duties to keep nonpublic portfolio holdings information confidential.  It is possible that a third party may not honor its confidentiality obligation, in which case the Fund may lose an investment advantage it might have otherwise had, had the third party honored its confidentiality agreement or honored the Fund’s instructions.

In addition, the Fund’s executive officers, or their designee(s), may authorize disclosure of the Fund’s portfolio holdings to other persons after considering:  the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, and any conflicts of interest between the Fund’s shareholders and the interests of the Advisor and any of its affiliates.  Disclosure of nonpublic portfolio holdings to third parties may only be made if an executive officer determines that such disclosure is not impermissible under applicable law or regulation.  If an executive officer has authorized the disclosure of the Fund’s nonpublic portfolio holdings, the officer will promptly report such authorizations to the Fund’s Chief Compliance Officer.  The Chief Compliance Officer will report such authorizations to the Board.  If the Board determines that the authorization was inconsistent with the Fund’s policy, the Chief Compliance Officer will take appropriate actions to cease the disclosure.

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The Fund has procedures for preventing the unauthorized disclosure of material nonpublic information about the Fund’s portfolio holdings and prohibits any person from receiving compensation or consideration of any kind in connection with any disclosures of portfolio holdings.  The Fund and the Advisor have adopted a code of ethics that prohibits Fund or advisory personnel from using non-public information for their personal benefit.

The Fund publicly files a portfolio report on a quarterly basis, either by way of a shareholder report or a filing on Form N-Q, within 60 days of the end of each fiscal quarter.  These reports are available to the public by calling the Fund at (800) 528-3780, and on the SEC’s website at www.sec.gov.

Risk Factors and Special Considerations

Common Stock.  Shares of common stock represent units of ownership in a corporation. Owners of common stock are typically entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings (if applicable). In the event of liquidation of the corporation, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. Increases and decreases in earnings are usually reflected in a corporation’s stock price, so shares of common stock generally have the greatest appreciation and depreciation potential of all corporate securities.

Sector Risk.  From time to time, the Fund may be invested in securities of companies in the same economic sector.  Securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such businesses comprised a lesser portion of the Fund’s portfolio.

Currency Exchange Transactions.  The Fund may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar.  The Fund may, from time to time, enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts.  The Fund may enter into foreign currency exchange contracts. A forward currency exchange contract (forward contract) is an obligation by the Fund to purchase or sell a specific currency at a future date. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward contract may not have a deposit requirement and may be traded at a net price without commission. The Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect the Fund’s position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor’s long-term investment decisions, the Fund will not routinely enter into currency hedging transactions with respect to securities transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Fund’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

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Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund’s foreign currency denominated fund securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and this will limit the Fund’s ability to use such contracts to hedge or cross-hedge its assets. The Fund’s cross-hedges would generally entail hedging one currency to minimize or eliminate the currency risk of another, correlated currency. Also, with regard to the Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue.

Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Options on Securities. The Fund may purchase or write a put or call option on securities.  Normally, the Fund will only write “covered” options, which means writing an option for securities the Fund owns, but may write uncovered options for cross-hedging purposes. The Fund may also write an option if a bond held by the Fund is convertible into the underlying security on which the option is being written.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, the Fund must sell the security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (net premium), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option sold by the Fund is covered when, among other things, cash or securities acceptable to the broker are placed in a segregated account to fulfill the Fund’s obligations. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund realizes income in the amount of the premium received for writing the option. If the put option is exercised, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

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The Fund may terminate or cover its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” The Fund realizes a profit or loss from a closing purchase transaction if the amount paid to purchase an option is less or more, respectively, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) and the deferred credit related to such option is eliminated. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written are segregated on the books of the Fund’s custodian.

The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option entitles the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increases above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remains at or below the exercise price during the option period.

The Fund normally purchases put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option entitles the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund’s holdings. Put options also may be purchased by the Fund for the purpose of benefiting from a decline in the price of securities which the Fund does not own. The Fund ordinarily recognizes a gain if the value of the securities decreases below the exercise price sufficiently to cover the premium and recognizes a loss if the value of the securities does not sufficiently decline. Gains and losses on the purchase of protective put options tend to be offset by countervailing changes in the value of underlying Fund securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

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The Fund may engage in over-the-counter options (“OTC Options”) transactions with broker-dealers who make markets in these options. The ability to terminate OTC Options positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor, under the general supervision of the Fund’s Trustees, will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Cross-hedging is a technique used in a variety of markets in an attempt to counter the risk of one instrument by taking a risk offsetting position in another instrument whose risk characteristics do not perfectly offset the position to be hedged. Among the risks in a cross-hedge are that different maturities of the offsetting positions will lead to a maturity mismatch, that the market for one of the instruments will be illiquid with correspondingly larger price fluctuations, or that differences in credit quality will affect the cross-hedge basis.

Investment Companies. The Fund may acquire securities issued by other investment companies to the extent permitted by the 1940 Act and the rules, regulations and interpretations thereunder. As a shareholder of another investment company, the Fund would bear its pro rata portion of that company’s advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund’s shareholders.

Short Sales.  The Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.  Short sales potentially expose the Fund to the risk of the underlying security being called back by the broker-dealer, in which case the Fund would be required to cover its short-sale position regardless of whether the security is covered at a profit or a loss.

Defaulted or Bankrupt Securities.  The Fund may invest in securities that are in, have been in or are about to enter default or bankruptcy or are otherwise experiencing severe financial or operational difficulties.  Investment by the Fund in defaulted securities poses the risk of loss should nonpayment of principal and interest continue in respect of such securities.  Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation will be uncertain.  If an issuer of a security defaults, the Fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as the Fund’s net asset value (“NAV”).

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Although defaulted or bankrupt securities may already be trading at substantial discounts to prior market values, there is significant risk that the financial, legal or other status of the issuer may deteriorate even further.  Access to financing is more difficult for distressed issuers, and relationships with customers and vendors often get worse as the issuer’s financial posture weakens.  Financial restructurings are subject to numerous factors beyond the control or anticipation of any of the parties involved, and the eventual timing and form of restructuring may be far different than anticipated by the Advisor.

Furthermore, publicly available information concerning defaulted or bankrupt securities is often less extensive and less reliable compared to that of other securities.  Consequently, the market for these assets is often inefficient compared to securities traded on major securities exchanges, and short-term volatility can be extreme.

Borrowing and Leveraging.  The Fund may borrow up to 33 1/3% of its assets in order to meet redemption requests or to make investments (a practice known as “leveraging”).  Borrowing may be unsecured.  The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund will be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  The Fund may, in connection with permissible borrowings, transfer, as collateral, its portfolio securities.  The Fund may also borrow money in an additional amount up to 5% of the value of its assets at the time of such borrowings for temporary or emergency purposes.

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. For example, leveraging may exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased, which will reduce net income.

Restricted/Illiquid Securities. The Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer’s securities and which, therefore, could not ordinarily be sold by the Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 or an available exemption from such registration requirements, which may include Rule 144A.  Rule 144A securities are securities that are restricted as to resale among those eligible institutional investors that are referred to in Rule 144A under the Securities Act of 1933 as “qualified institutional buyers” (or “QIBs”).

The Fund will not invest in illiquid securities that will cause the then aggregate value of all such securities to exceed 15% of the value of the Fund’s net assets, and such limitation will apply at all times, not just at the time of initial purchase.  Until the Fund’s compliance date for new Rule 22e-4 under the 1940 Act, a security is considered illiquid if it cannot be disposed of within seven calendar days at approximately the amount at which the security is valued by the Fund.  After such date, a security will be considered illiquid if the Fund reasonably expects that it cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment , as determined under applicable requirements of the Rule.

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Restricted and illiquid securities are valued by the Advisor in accordance with procedures approved by the Board in a manner intended to reflect the fair market value of such securities.

Investments in restricted and illiquid securities involve certain risks.  Investments in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if QIBs are unwilling to purchase these Rule 144A securities and the securities are not deemed liquid.  Illiquid securities may be difficult to dispose of at a fair price when the Fund believes that it is desirable and timely to do so.  The market prices of illiquid securities are generally more volatile than those for more liquid securities.

Lending Portfolio Securities.  The Fund may lend portfolio securities to brokers, dealers and financial institutions to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.  The Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets.

The Fund complies with the view of the staff of the SEC that a mutual fund may engage in such loan transactions only if:  (i) the Fund receives initial collateral in the form of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities having a market value not less than (A) 102% of the market value of domestic U.S. loaned securities or (B) 105% of the market value of foreign equity loaned securities; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined daily) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

The Fund did not engage in any securities lending activities, during the most recent fiscal year.

Foreign Securities.  The Fund may invest in the securities of foreign companies. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country.  These movements will affect the Fund’s share price and investment performance.  The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States.  The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, imposition of extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks.  In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets.  Other risk considerations include: less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and foreign issuers, difficulty in enforcing contractual obligations and shareholder rights and lack of uniform accounting and auditing standards.  There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

Convertible Securities.  Convertible securities have general characteristics similar to both fixed-income and equity securities.  Yields for convertible securities tend to be lower than for non-convertible debt securities but higher than for common stocks.  Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities and the operations of the issuer.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

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Real Estate Investment Trusts.  The Fund may invest in real estate investment trusts (“REITs”).  REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Preferred Stock.  The Fund may invest in shares of preferred stock.  Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of an issuer’s assets.  Dividends on preferred shares are generally payable at the discretion of the issuer’s board of directors.  Accordingly, shareholders may suffer a loss of value if dividends are not paid.  The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer’s creditworthiness.  Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer’s credit rating.  Preferred stock also may be subject to fluctuations in market value due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

The Fund’s Exercise of Its Shareholder Rights.  The Fund may exercise its rights as a shareholder in any of its portfolio companies and communicate its views on important matters of policy to management, the board of directors and other shareholders of those companies if the Fund or the Board of Trustees determines that such matters could have a significant effect on the value of the Fund’s investment in those companies.

From time to time, the Fund may engage in activities in conjunction with other shareholders or interested parties which may include, among others, supporting or opposing proposed changes in a company’s structure; seeking changes in a company’s board or management; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party attempts to acquire or control a company.

Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

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MANAGEMENT OF THE FUND

Board of Trustees.  The Board of Trustees is responsible for overseeing the business affairs of the Trust and the Fund. The Trustees’ duties are established by state and federal law.  In general, Trustees have a duty to exercise care and prudent business judgment in their oversight of the Fund.  Trustees also have a duty to exercise loyalty to the Fund’s shareholders which requires them to act in good faith, avoid unfair dealing, and resolve any conflicts of interest in favor of the Fund and its shareholders.

The Board has five Trustees, three of whom are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) of the Trust.

Mr. Scott L. Barbee is an officer and majority director of the Fund’s investment advisor and is, therefore, considered to be an “interested person” of the Trust (“Interested Trustee”).  Mr. David Giannini is also considered an Interested Trustee of the Trust due to the Fund’s investment advisor’s securities trading business relationship with Mr. Giannini’s employer.

The Board annually elects the officers of the Trust to actively supervise the day-to-day operations of the Fund.  The Trustees serve for an indefinite period.

Information about each Trustee and officer of the Trust is provided in the table below:

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Name, Year of Birth, and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees*
Eskander Matta Born: 1970 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Trustee	Since 2003	Chief Executive Officer of Tasharina Corporation (an eCommerce business services firm) since 2012; Vice President of ebusiness, Blue Shield of California (2008 – 2012).	1	Director of Aegis Value Fund, Inc. (1997 – 2014).

Andrew R. Bacas** Born: 1958 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Trustee	Since August 2016	President of Jefferson Management Consultants, Inc. (a commercial real estate investment and advisory firm) since 2006.	1	Director of The Bacas Family Foundation (2003-2015).

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Name, Year of Birth, and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Jordan F. Nasir Born: 1969 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Trustee	Since February 2018	Fund Manager of Gulf Capital Partners (a private equity firm) since September 2017; Managing Partner of Catalyst Partners Ltd (a private equity firm) (2015-2017); Partner of The Carlyle Group (a private equity firm) (2007–2015).	1
Board Member, Mizuho Gulf Capital Partners, Ltd., (2017 – present); Board Member, Gulf Japan Food Fund (2017 – present); Board Member, Carlyle MENA Investment Advisors, Ltd. (2008-2015); Board Member, General Lighting Company, Ltd. (2010-2014); Board Member, Alamar Foods, Ltd. (2011-2016); Board Member, Nabil Foods, Ltd. (2013-2016); Board Member, Penti A.S. (2013-2015); Board Member, Davex Lighting SDN BHD (2012-2014)

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Interested Trustees***
Scott L. Barbee Born: 1971 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	President Trustee Treasurer Secretary	Since 2009 Since 2003 2003 – 2008 2006 – 2008	President of Aegis Financial Corporation since 2009; President of Aegis Value Fund, Inc. (2009-2014); Treasurer, Secretary and Managing Director of Aegis Financial Corporation (1997 – 2008); Treasurer of Aegis Value Fund, Inc. (1997 – 2009); Secretary of Aegis Value Fund, Inc. (2006 – 2008).	1
Director of Aegis Value Fund, Inc. (1997 – 2014); Director of Donald Smith & Co. (SEC-registered investment adviser) since 2014; Director of The Barbee Family Foundation since 2012; Director of The Donald & Paula Smith Family Foundation since 2014.

David A. Giannini Born: 1953 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Trustee	Since 2006	Vice President of Scarsdale Equities, LLC (institutional equity sales and research team) since 2006.	1	Director of Select Sands Corporation (industrial silica product company) since November 2016; Director of Aegis Value Fund, Inc. (2006 – 2014).

Officer of the Trust who is not also a Trustee
Sarah Q. Zhang Born: 1970 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Chief Compliance Officer Treasurer and Secretary	Since 2008 Since 2009
Chief Compliance Officer of Aegis Financial Corporation since 2008; Chief Compliance Officer of Aegis Value Fund, Inc. (2008-2014); Treasurer and Secretary of Aegis Financial Corporation since 2009; Treasurer and Secretary of Aegis Value Fund, Inc. (2009-2014).
				N/A	N/A
*   The “Independent Trustees” are those Trustees that are not considered “interested persons” of the Trust, as that term is defined in the 1940 Act.
**  Mr. Bacas’ son was a summer intern with the Advisor from May 17, 2016 to August 12, 2016.
*** Mr. Barbee is considered to be an “Interested Trustee” because of his affiliation with the Advisor.  Mr. Giannini is considered to be an “Interested Trustee” due to his employer’s securities trading business relationship with the Advisor.

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Leadership Structure and the Board of Trustees.  The Board is responsible for overseeing the business affairs of the Trust and the Fund and exercising all of its powers except those reserved for shareholders.  The Board is composed of five Trustees, three of whom are Independent Trustees.

The Independent Trustees meet regularly in executive sessions among themselves and with Fund counsel to consider a variety of matters affecting the Fund.  These sessions generally occur prior to, or following, scheduled Trustee meetings and at such other times as the Independent Trustees may deem necessary. Other than Mr. Nasir, who was appointed to the Board on February 16, 2018, each Trustee attended 100% of the total number of meetings of the Board in the fiscal year ended December 31, 2017.  As discussed in further detail below, the Board has established three standing committees to assist the Board in performing its oversight responsibilities. The Board has engaged the Advisor to manage the Fund and is responsible for overseeing the Advisor and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws.

The Trust’s By-Laws do not set forth any specific qualifications to serve as a Trustee. The Nominating Committee Charter sets forth a number of factors that the Nominating and Corporate Governance Committee (“Nominating Committee”) will take into account in considering candidates for membership on the Board, including (but not limited to):  (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director/trustee or senior officer of other public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; and (vii) such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.  The Nominating Committee Charter also sets forth certain factors that the Nominating Committee may take into account in evaluating potential conflicts of interest. In evaluating a candidate for nomination or election as a Trustee, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Fund.

The Chairman of the Board is not an Independent Trustee.  The Trust does not have a lead Independent Trustee. The Chairman’s role is to set the agenda at each Board meeting, preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board from time to time.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Advisor, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Trust, public companies or other organizations as set forth above. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

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The Board has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and the Fund, including factors such as the Fund’s investment strategy and style, the net assets of the Fund, the committee structure of the Trust, and the management, distribution and other service arrangements of the Fund. The Board believes that the current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Trustees and the full Board in a manner that enhances effective oversight. The Board believes that having a majority of Independent Trustees is appropriate and in the best interest of the Fund, and that the Board leadership by Mr. Barbee provides the Board with valuable corporate and financial insights that assist the Board as a whole with the decision-making process. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Risk Oversight.  The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Fund’s management, the Advisor and other service providers (depending on the nature of the risk), who carry out the Fund’s investment management and business affairs.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund’s management, the Advisor, the Chief Compliance Officer of the Fund, and the independent registered public accounting firm for the Fund, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board's periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board.  The Board has three committees: an Audit Committee, a Nominating and Corporate Governance Committee and a Valuation Committee.  The Audit Committee oversees the Trust’s accounting and financial reporting policies and practices and oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof.  The Committee also pre-approves of all audit and non-audit services to be provided by the independent auditors.  The members of the Audit Committee include all of the Board’s Independent Trustees.  The Audit Committee met one time during the fiscal year ended December 31, 2017.

The Nominating and Corporate Governance Committee, also comprised of all of the Independent Trustees, evaluates the qualifications of candidates and makes nominations for Independent Trustee membership on the Board.  In addition, this Committee also performs various tasks related to Board governance procedures, including, without limitation, periodically reviewing Board composition and Trustee compensation, reviewing the responsibilities of Board committees and the need for additional committees.  The Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders.  The Nominating and Corporate Governance Committee did not meet during the fiscal year ended December 31, 2017.

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The Valuation Committee, which is composed of two Independent Trustees, oversees the valuations of portfolio securities and other assets of the Fund.  The Valuation Committee did not meet with respect to the Fund during the fiscal year ended December 31, 2017.

Share Ownership by Trustees.  As of March 31, 2018, the officers and Trustees of the Fund, as a group, owned approximately 1.80% of the Class A shares of the Fund, and approximately 22.90% of the Class I shares of the Fund.  As of December 31, 2017, the Trustees owned the following dollar amounts of shares in the Fund using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000.

Name of Trustee	Dollar Range of Shares in the Fund*
Independent Trustees
Eskander Matta	Over $100,000
V. Scott Soler **	Over $100,000
Andrew R. Bacas	Over $100,000
Jordan F. Nasir** *	None
Interested Trustees
Scott L. Barbee	Over $100,000
David A. Giannini	Over $100,000
* The Fund is the only series of the Trust.
** Mr. Soler resigned as a Trustee effective June 25, 2018.
* ** Mr. Nasir was elected a Trustee of the Fund on February 16, 2018.

Compensation.  The Trust does not pay any fees or compensation to its officers or Interested Trustee that is an employee of the Advisor.  The Independent Trustees and the Interested Trustee that is not an employee of the Advisor each receive a fee of $1,000 for each meeting of the Board of Trustees which they attend.  Each Independent Trustee also receives a fee of $500 for each Audit Committee meeting attend and $250 for each Nominating Committee meeting or Valuation Committee meeting attended.  In addition, the Trust reimburses its Independent Trustees and the Interested Trustee that is not an employee of the Advisor for reasonable travel or incidental expenses incurred by them in connection with their attendance at Board meetings.  The Trust offers no retirement plan or other benefits to its Trustees.

The following table sets forth information regarding compensation of the Trustees by the Fund for the fiscal year ended December 31, 2017:

Trustees	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex Paid to Trustees
David A. Giannini	$4,000	$4,000
Eskander Matta	$4,750	$4,750
V. Scott Soler *	$4,750	$4,750
Andrew R. Bacas	$4,750	$4,750
Scott L. Barbee	$0	$0
Jordan F. Nasir* *	$0	$0
* Mr. Soler resigned as a Trustee effective June 25, 2018.
* * Mr. Nasir was elected a Trustee of the Fund on February 16, 2018.

Codes of Ethics.  Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with, or with access to, information about the Trust’s investment activities.  The Board of Trustees and the Advisor have adopted detailed Codes of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1.  The Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees (“access persons”).  Under the Codes of Ethics, access persons are permitted to engage in personal securities transactions, but are required to receive prior approval of each transaction in a non-exempt security, and are required to report their non-exempt personal securities transactions on a quarterly basis for monitoring purposes.  Copies of the Codes of Ethics are on file with the SEC and are available to the public.

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The Advisor’s Code of Ethics is also designed to comply with the Investment Advisers Act of 1940, as amended.  The Board of Trustees has reviewed and approved the Advisor’s Code of Ethics.

PROXY VOTING POLICY

In accordance with a proxy voting policy approved by the Fund’s Board of Trustees, the Advisor votes proxies in a manner that it believes best serves the interest of the Fund’s investors in their capacity as shareholders of a company. As the Fund’s investment advisor, the Advisor is primarily concerned with maximizing the value of the Fund’s investment portfolio.  Consequently, the Advisor has voted and will continue to vote the Fund’s proxies based on the principle of maximizing shareholder value.  From time to time, the Advisor may abstain from voting where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

All proxies are reviewed by the Advisor’s designated Proxy Officer.  The Proxy Officer votes the proxies in accordance with the result he or she believes is consistent with maximizing the return of the Fund’s investment portfolio.  As a general matter, the Advisor typically votes the Fund’s proxies in favor of routine corporate housekeeping proposals including the election of directors (where no corporate governance issues are implicated).  The Advisor generally votes against proposals for compensation plans deemed to be excessive.  For all other proposals, the Advisor foremost considers the economic benefit of the proposal to the Fund’s shareholders to determine whether the proposal is in the best interest of shareholders and may take into account the following factors, among others: (i) whether the proposal was recommended by management and the Advisor’s opinion of management; (ii) whether the proposals act to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

In the event a decision to vote a proxy cannot be addressed by the existing proxy voting policy, the Proxy Officer will consult with the Portfolio Manager to decide how to vote a proxy.  The Proxy Officer will periodically review new types of corporate governance issues and inform the principals of the Advisor regarding issues that are not clearly covered by the proxy voting policy.  Upon being so informed, the principals of the Advisor will decide upon appropriate policy changes.

Conflicts of Interest.  The Advisor is sensitive to conflicts of interest that may arise in the proxy decision making process.  In proxy voting, there are many potential conflicts of interest between management and shareholders.  The Advisor seeks to protect the interests of its clients independently of the views expressed by management of a portfolio company and is committed to resolving all conflicts in its clients’ collective best interest.  Material conflicts will be reviewed and resolved with outside counsel.

How to Obtain the Fund’s Proxy Voting Record.  Information regarding how the Advisor voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ending June 30 is available without charge by calling the Fund at (800) 528‑3780, and on the SEC’s website at www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

Principal Shareholders.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  Control persons are persons deemed to control the Fund because they own beneficially over 25% of the outstanding shares of the Fund.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund. The Fund does not know of any person who owns beneficially or through controlled companies more than 25% of the Fund’s shares or who acknowledges the existence of control.  As of March 31, 2018, the following shareholders were considered to be principal shareholders of the Fund.

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Class A

Name and Address	Parent Company	Jurisdiction	Percentage Ownership	Type of Ownership
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	23.00%	Record

Stifel Nicolaus & Co. Inc. 501 North Broadway St. Louis, Missouri 63102-2188	N/A	N/A	15.47%	Record

Pershing LLC For The Exclusive Benefit Of Its Customers P.O. Box 2052 Jersey City, NJ 07303	N/A	N/A	13.81%	Record

John A Kaye & Perpetua M. Kaye c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, Virginia 22101	N/A	N/A	7.04%	Beneficial

Equity Trust Co. For The Exclusive Benefit Of Its Customers P.O. Box 451249 Cleveland, OH 44145	N/A	N/A	5.72%	Beneficial

SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	N/A	N/A	5.71%	Record

TD Ameritrade Inc. For The Exclusive Benefit Of Its Clients P.O. Box 2226 Omaha, NE 68103	N/A	N/A	5.17%	Record

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Class I

Name and Address	Parent Company	Jurisdiction	Percentage Ownership	Type of Ownership
Pershing LLC For The Exclusive Benefit Of Its Customers P.O. Box 2052 Jersey City, NJ 07303	Pershing Group LLC	DE	28.92%	Record

Scott L. Barbee* c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	N/A	N/A	21.58%	Beneficial

Charles Schwab & Co., Inc. Attn: Mutual Funds For The Exclusive Benefit Of Its Customers 211 Main Street San Francisco, CA 94105	N/A	N/A	8.52%	Record

National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	N/A	N/A	7.86%	Record

TD Ameritrade Inc. For The Exclusive Benefit Of Its Customers P.O. Box 2226 Omaha, NE 68103	N/A	N/A	7.58%	Record
*Mr. Barbee’s shares are reflected twice in the ownership table above, as they are also reported in the holdings for Pershing LLC.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor of the Fund.  The Fund is advised by Aegis Financial Corporation (the “Advisor”), under an Investment Advisory Agreement initially approved for a two-year period by the Board of Trustees on October 21, 2013 and approved for a two-year period by the Fund’s initial shareholder on February 25, 2014.  The Investment Advisory Agreement became effective on February 25, 2014, and continued in effect for a two-year period. Thereafter, the Investment Advisory Agreement continues in effect from year to year as long as the continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by a vote of the majority of the Independent Trustees.  The Advisor is a value-oriented investment firm founded in 1994.  Each of the principals of the Advisor serves as an officer and director of the Advisor.  Scott L. Barbee serves as President and a director of the Advisor, and also serves as President and Trustee of the Trust.  Sarah Q. Zhang serves as Secretary/Treasurer and Chief Compliance Officer of the Advisor, and also holds those same positions with the Trust.  Scott L. Barbee is the sole stockholder of the Advisor and is therefore considered to be a “controlling person” of the Advisor.

Advisory Services.  Under the Investment Advisory Agreement, the Advisor determines the composition of the Fund’s portfolio and supervises the investment management of the Fund. The Advisor also provides investment research and research evaluation and makes and executes recommendations for the purchase and sale of securities.  The Advisor furnishes at its expense all personnel and office equipment necessary for the performance of its obligations under the Investment Advisory Agreement and pays the compensation and expenses of the officers and Trustee of the Fund who are affiliated with the Advisor.

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The Fund will bear all of its other expenses, including but not limited to the expenses of rent; telecommunications expense; administrative personnel; interest expense; accounting and legal fees; taxes, registration and governmental fees; fees and expenses of the custodian and transfer agent; brokerage commissions; insurance; expenses of shareholder meetings; and the preparation, printing and distribution to existing shareholders of reports, proxies and prospectuses.

Investment Advisory Fees.  As compensation for its services to the Fund under the Investment Advisory Agreement, the Advisor is entitled to receive an annual advisory fee of 1.20% of the Fund’s average daily net assets.  The Fund pays the advisory fee on a monthly basis, computed based on the Fund’s average daily net assets for the preceding month.

Expense Limitation Agreement. As a means of reducing the Fund’s operating expense ratio, the Advisor has entered into a contractual expense limitation agreement with the Fund pursuant to which the Advisor has agreed to waive fees and/or reimburse the Fund’s expenses through April 30, 2019 in order to limit the Fund’s total operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) as follows:

Class A	1.75%
Class I	1.50%

The Fund may reimburse the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s total annual operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to exceed the following:

Class A	1.75%
Class I	1.50%

Reimbursement, if any, must occur within three years from the month in which the Advisor’s Fund waiver and/or Fund reimbursement occurred.

During the three most recent fiscal years, the Fund paid the Advisor the following advisory fees:

Year Ended	Advisory Fees Incurred	Fees Waived/Expenses Reimbursed by Advisor	Recouped Fees and Expenses	Net Fees Paid to the Advisor
December 31, 2017	$1,475,766	$39,941	$0	$1,435,825
December 31, 2016	$1,500,216	$6,001	$0	$1,494,215
December 31, 2015	$1,724,837	$47,999	$0	$1,676,838

As of December 31, 2017, there was $93,941 of fees available to be recovered no later than December 31, 2020, of which, $47,999, $6,001 and $39,941 are recoverable no later than December 31, 2018, 2019 and 2020, respectively, for the Fund.

The Fund’s custodian may apply credits against custodial fees in recognition of cash balances of the Fund held by the custodian. These credits may only be used to reduce the Fund’s expenses.  The credits will not be applied to reduce amounts payable to the Fund by the Advisor under its expense limitation agreement with the Fund.

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Potential Conflicts of Interest.  The Advisor has adopted policies and procedures that address conflicts of interest that may arise between the Portfolio Manager’s management of the Fund and his management of other funds and accounts.  Potential areas of conflict may include: allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of the Fund’s trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities.  The Advisor has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  However, there is no guarantee that such policies and procedures will be effective or that the Advisor will anticipate all potential conflicts of interest.

The Advisor may pay additional compensation (at its own expense and not as an expense of the Fund) to certain brokers, dealers or other financial intermediaries in connection with the sale or retention of the Fund’s shares and/or shareholder servicing.

Compensation of the Portfolio Manager.  The Portfolio Manager of the Fund, Scott L. Barbee, is paid a salary by the Advisor.  The Portfolio Manager’s fixed salary is not based on the Fund or the other accounts managed by Mr. Barbee achieving certain performance targets or certain asset values in their portfolios.  As the sole shareholder of the Advisor, Mr. Barbee also receives the overall profits of the Advisor.

Ownership of the Fund by the Portfolio Manager.  As of December 31, 2017, Mr. Barbee beneficially owned shares of the Fund worth over $1,000,000.

Other Accounts Managed by the Portfolio Manager.  Mr. Barbee is responsible for the day-to-day management of accounts other than the Fund.  Information regarding the other accounts managed by Mr. Barbee, including the number of accounts, the total assets in those accounts and the categorization of the accounts as of the fiscal year ended December 31, 2017, is set forth in the following table.

Other Accounts	Total Number of Accounts	Total Assets	Total Number of Accounts with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees
Registered Investment Companies	1	$131 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	75	$21 million	0	$0

DISTRIBUTOR

The Trust and the Advisor entered into a Distribution Agreement with Quasar Distributors, LLC (the “Distributor”), pursuant to which the Distributor serves as principal underwriter for the Fund.  Its principal business address is 777 East Wisconsin Avenue, Milwaukee, WI  53202.  U.S. Bank, N.A., U.S. Bancorp Fund Services, LLC and the Distributor are affiliates.  The Distributor sells the Fund’s shares on a best efforts basis.  Shares of the Fund are offered continuously.  Pursuant to the terms of the Distribution Agreement, the Advisor compensates the Distributor for the services that the Distributor provides to the Fund under the Agreement.   The Fund did not pay any underwriting commissions to the Distributor during the fiscal year ended December 31, 2017.

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DISTRIBUTION PLAN

With respect to the Class A shares of the Fund, the Board has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”).  Pursuant to the Distribution Plan, the Fund may reimburse the Distributor for amounts paid by it of up to an aggregate maximum of 0.25% per annum of the Fund’s average daily net assets for actual expenses incurred in the distribution and promotion of the Class A shares of the Fund, including, but not limited to, the printing of Prospectuses, Statements of Additional Information, reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution-related expenses, or for providing ongoing services to shareholders.

The Distribution Plan may be terminated without penalty at any time by a vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Distribution Plan (the “Qualified Trustees”) or by a vote of a majority of the Class A outstanding voting securities of the Fund.  The Distribution Plan may be amended at any time by the Board, provided that (i) any material amendments to the Distribution Plan shall be effective only upon approval of the Board and a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the amendment to the Distribution Plan, and (ii) any amendment which increases materially the amount which may be spent by the Fund pursuant to the Distribution Plan shall be effective only upon the additional approval of a majority of the Class A outstanding voting securities of the Fund.

Administration of the Distribution Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review, at least quarterly, reports concerning the amount and purpose of expenses which are incurred; that the Board, including a majority of the Qualified Trustees, approve all agreements implementing the Distribution Plan; and that the Distribution Plan may be continued from year-to-year only if the Board, including a majority of the Qualified Trustees, concludes at least annually that continuation of the Distribution Plan is likely to benefit shareholders.

For the fiscal year ended December 31, 2017, the Class A shares of the Fund paid $2,566 under the Distribution Plan.

These payments were made to dealers for compensation to their representatives and for advertising, sales promotion, marketing expenses and shareholder services such as account maintenance.  A portion of the distribution fees with respect to Class A shares may be used to reimburse the Advisor for advances made on Class A shares and for certain service fees paid by the Advisor.  The Class A shares of the Fund made the following payments under the Distribution Plan for the fiscal year ended December 31, 2017:

	Advertising/ Marketing	Printing/ Postage	Payment to Distributor	Compensation to Broker‑Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financing Charges	Other Uses
Class A	$0	$0	$0	$2,566	$0	$0	$0

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FUND ADMINISTRATOR AND TRANSFER AGENT

USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as administrator (the “Administrator”) to the Fund.  In connection with its duties as Administrator, USBFS prepares and maintains the books, accounts and other documents required by the 1940 Act, calculates the Fund’s NAVs, responds to shareholder inquiries, prepares the Fund’s financial statements, prepares reports and filings with the SEC and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund’s financial accounts and records and generally assists in all aspects of the Fund’s operations.

USBFS acts as the Fund’s transfer agent and dividend disbursing agent.  USBFS also serves as fund accountant for the Fund.  The Fund paid the following amount to USBFS for fund administration services for the fiscal years listed on the chart below:

Fiscal Year Ended December 31, 2017	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2015
$98,222	$91,980	$104,804

CUSTODIAN

U.S. Bank, N.A. (the “Custodian”), 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, an affiliate of U.S. Bancorp Fund Services, LLC, serves as custodian of the assets of the Fund pursuant to a Custody Agreement.  Under the Custody Agreement, the Custodian has agreed to (i) maintain a separate account in the name of the Fund; (ii) make receipts and disbursements of money on behalf of the Fund; (iii) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; (iv) respond to correspondence from shareholders, security brokers and others relating to its duties; and (v) make periodic reports to the Fund concerning the Fund’s operations.  USBFS, the Distributor and the Custodian are affiliates.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP serves as the Fund’s independent registered public accounting firm and performs an annual audit of the Fund’s financial statements.  BBD, LLP’s address is 1835 Market Street, 3rd Floor, Philadelphia, PA 19103.

BROKERAGE ALLOCATION

Portfolio Transactions. As provided in the Investment Advisory Agreement, the Advisor is responsible for the Fund’s portfolio decisions and the placing of portfolio transactions.  Purchase and sale orders for portfolio securities may be effected through brokers who charge a commission for their services.

The aggregate brokerage commissions paid by the Fund for the following fiscal years are shown in the table below.

Brokerage Fees Paid
Fiscal Year Ended December 31, 2017	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2015
$295,028	$236,383	$145,104

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The Fund experienced a significant increase in brokerage commissions paid from the fiscal year ended December 31, 2015, to the fiscal year ended December 31, 2016, due to an increase in net assets of the Fund as well as an increase in portfolio turnover rate. The average commission per share remained below $0.01 during the Fund’s fiscal year.

While the Advisor seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available.  Transactions in smaller company shares may involve specialized services on the part of the broker and thus entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

As of the fiscal year ended December 31, 2017, the Fund did not hold securities of its regular brokers and dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.

Brokerage Selection. The Advisor has full brokerage discretion. The Advisor evaluates the range and quality of a broker’s services in placing trades such as securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under Section 28(e) of the Securities Exchange Act of 1934, as amended, the Advisor may give consideration to research services furnished by brokers to the Advisor for its use and may cause the Fund to pay these brokers a higher commission than may be charged by other brokers. This research is designed to augment the Advisor’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Advisor’s accounts, although a particular client may not benefit from all of the research received by the Advisor on each occasion. Investment advisory fees are not reduced by reason of receipt of research services. Most of the brokerage commissions for research are for investment research on specific companies or industries.

 The Advisor does not take into account the sale of Fund shares when selecting brokers to execute portfolio transactions. No affiliate of the Fund receives reciprocal business in connection with its portfolio transactions.

Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by the Advisor in servicing all of its accounts and not all of such services may be used by the Advisor in connection with the Fund.

The brokerage commissions paid by the Fund to brokers who also provided eligible Section 28(e) services for the following fiscal years are shown in the following table.  The dollar values of the securities traded for the fiscal years are also shown:

Fiscal Year Ended December 31,	Commissions Paid to Brokers who Provided 28(e) Eligible Services	Dollar Value of Securities Traded
2017	$104,628	$21,944,426
2016	$46,947	$37,245,482
2015	$57,604	$12,461,937

The Board of Trustees reviews from time to time information on the Fund’s portfolio transactions.  The Board also reviews information concerning the prevailing level of spreads and commissions charged by qualified brokers.

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ORGANIZATION AND SHARES OF BENEFICIAL INTEREST

Organization.  The Trust is a Delaware statutory trust organized on July 11, 2003.  The Trust is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund.  The Fund currently offers two classes of shares – Class I and Class A.  The Trustees may, from time to time, establish additional series or classes of shares without the approval of shareholders.  The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Class I shares held by a shareholder that is no longer eligible to own such shares may be converted to Class A shares from time to time upon written instruction from the Fund to the Fund’s transfer agent, provided that (1) the shareholder is given prior notice of the proposed conversion and (2) the conversion is effected on the basis of the relative NAVs of the two classes without the imposition of any sales load, exchange fee or other charge.

Shareholders who hold Class A shares that are eligible to own Class I shares may convert their Class A shares into Class I shares by providing notice to the Fund, as described in the Prospectus.  If the shares are held in an account at a financial intermediary, the conversion is subject to the criteria described in the Prospectus, including that the intermediary may separately charge a fee to the shareholder for such conversion.  Any such conversion will occur at the respective NAVs of the share classes next calculated after the Fund’s receipt of the shareholder’s request in good order.

Shares of Beneficial Interest.  The Trust is authorized to issue an unlimited number of shares of beneficial interest.  The Trust has registered an indefinite number of Fund shares under Rule 24f-2 of the 1940 Act.  Each share is entitled to one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation and other rights except that expenses allocated to a class of shares may be borne solely by such class as determined by the Trustees and a class may have exclusive voting rights with respect to matters affecting only that class.  The shares, when issued and paid for in accordance with the terms of the prospectus, are deemed to be fully paid and non-assessable.  Shares have no preemptive, cumulative voting, subscription or conversion rights.  Shares can be issued as full shares or as fractions of shares (such shares being rounded to the third decimal place).  A fraction of a share has the same rights and privileges as a whole share on a pro-rata basis.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase Orders — General Policies.  Shares of each class of the Fund are offered at NAV (plus applicable sales charge for Class A shares) directly by the Fund or through various authorized intermediaries.  The Fund determines its NAVs as described in the Prospectus.  The Fund reserves the right to reject any specific purchase order in its sole discretion.  The Fund also reserves the right to suspend the offering of Fund shares.   You may only purchase shares if the Fund is eligible for sale in your state or jurisdiction.  The Fund may also authorize one or more financial intermediaries to accept purchase and redemption orders on its behalf (“Authorized Intermediaries”). Authorized Intermediaries are authorized to designate other Authorized Intermediaries to accept orders on the Fund’s behalf. An order is deemed to be received when the Fund or an Authorized Intermediary accepts the order.

Class I Shares — Purchases Not Subject to a Sales Charge.  Class I shares of the Fund are offered at NAV directly by the Fund or through various intermediary arrangements.

Class A Shares — Purchases Subject to an Initial Sales Charge.  Class A shares of the Fund require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to Rule 12b-1 fees (or distribution and service fees) of up to 0.25% of average daily net assets that are assessed against the shares of the Fund. Class A shares of the Fund are offered directly by the Fund or through various intermediary arrangements.

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If you purchase Class A shares of the Fund, you will pay the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment.  The sales charge does not apply to shares purchased with reinvested dividends.  The sales charge is calculated as follows (with the dealer reallowance shown in the far right column):

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment*	Dealer Compensation as a % of Offering Price
Less than $100,000	3.75%	3.90%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	3.25%
$250,000 but less than $500,000	2.25%	2.30%	2.25%
$500,000 but less than $1 million	1.75%	1.78%	1.75%
$1 million and above	0.00%**	0.00%	0.00%***
*	Rounded to the nearest one-hundredth percent.
**
As shown, investors that purchase Class A shares at the $1 million breakpoint will not pay any initial sales charge on the purchase.  However, any Class A shares purchased at the $1 million breakpoint will, subject to certain exceptions, be subject to a deferred sales charge of 1.00% if redeemed within 2 years of purchase.

***	The Advisor pays, through the Distributor, 1.00% of the Offering Price as compensation to dealers.

Class A Shares — Purchases Subject to a Contingent Deferred Sales Charge (“CDSC”) (but not an Initial Sales Charge). Shareholders who invest $1,000,000 or more in Class A shares do not pay an initial sales charge.  The Advisor pays 1.00% as a commission to dealers who initiate and are responsible for purchases of Class A shares of $1,000,000 or more. Shares acquired through reinvestment of dividends are not subject to the CDSC.

If the shareholder redeems the shares within two years after purchase, a deferred sales charge of 1.00% will, subject to certain exceptions, be charged and paid to the Distributor (please see the section in the Prospectus entitled “Description of Classes ‑ Reduction or Waiver of Deferred Sales Charge Applicable to Class A Shares” for more information).  Any applicable contingent CDSC will be based on the original cost of the shares.  Because the Advisor finances the up-front commissions paid to dealers who are responsible for purchases of Class A shares of $1,000,000 or more, the Distributor reimburses the Advisor the 1.00% deferred sales charge paid by shareholders redeeming within two years after purchase.  Shares not subject to a CDSC will be sold first.

Class A Sales Charge Information.  The Distributor of the Fund received the following sales charges from investors on sales of Class A shares for the fiscal year ended December 31, 2017:

	Gross Sales Charges Collected	Sales Charges Paid to Distributor*	CDSCs Received on Redemptions of Load- Waived Shares**
Fiscal Year Ended December 31, 2017	$2,115	$0	$0
*	The Distributor retains all underwriting concessions and the front-end sales charge on accounts with no dealer of record.
**	The Distributor reimburses this amount to the Advisor since the Advisor finances the up-front commissions paid to dealers.

Class A Shares Conversion.  Shareholders may be able to convert Class A shares to Class I shares of the Fund, if they satisfy the eligibility requirements for Class I shares described in the Prospectus.  Please contact your financial intermediary for additional information on how to convert your Class A shares into Class I shares.  For federal income tax purposes, a conversion between share classes of the same Fund is considered a non-taxable event.

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Reduction or Waiver of Sales Charges.  The Fund offers shareholders various programs through which shareholders may obtain reduced sales charges through participation in such programs.  In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction.  If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder’s account.  The Fund may waive the sales charges for certain groups of shareholders.  See the “Waiving Your Sales Charge” section of the Prospectus.

Redemptions.  Shares may be redeemed at NAV.  You may receive proceeds of your redemption by check, ACH, or federal wire transfer. The Fund typically expects that it will take one to three days following the receipt of your redemption request in good order to pay redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days if sending proceeds earlier could adversely affect the Fund.  Additionally, payment of redemption proceeds for shares purchased directly by check or electronic funds transfer through the ACH network may be delayed until the check has cleared, which may be up to 15 calendar days from the date of purchase.  If payment of proceeds is to be made by federal wire transfer, a $15 wire fee will be applied. In unusual circumstances, the Fund may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

The Fund typically expects that it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in unusual market conditions.

The Fund reserves the right to redeem in-kind as described under “Redemptions ‘In-Kind’” below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders.  Redemptions in-kind are typically only used in unusual market conditions but may also be used as a redemption method when requested by shareholders or advisors to shareholder accounts.

Redemptions “In-Kind”
The Fund has elected to be governed by Rule 18f-1 of the 1940 Act pursuant to which the Fund is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period.  Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, securities from its portfolio.  The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the Fund’s entire portfolio and may be securities which the Fund would otherwise sell.  The redeeming shareholder will usually incur brokerage costs in subsequently converting the securities to cash.

The same method of valuing securities used to make the redemptions in-kind will be used to value portfolio securities and such valuation will be made as of the time the redemption price is determined.  See the “Net Asset Value” section of the Prospectus.

Pricing of Shares.  The purchase and redemption price of the Fund’s shares is based on the Fund’s next determined NAVs per share.  Due to the fact that different expenses are charged to the Class I shares and Class A shares of the Fund, the NAVs of the two classes of the Fund will vary.  See the “How to Purchase Shares” and “How to Redeem Shares” sections of the Prospectus.

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Arrangements Permitting Frequent Purchases and Redemptions of Fund Shares.  The Fund has no arrangements with any party permitting frequent purchases and redemptions of the Fund’s shares.  The Fund is intended for long-term investment and discourages frequent purchases and redemptions of the Fund’s shares that are counter to the interests of all of the Fund’s shareholders.

TAX STATUS

The information set forth in the Prospectus and the following discussion relate solely to U.S. federal income tax law and assumes that the Fund qualifies to be taxed as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations and is based on current law. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders.  Investors are encouraged to consult their own tax advisors with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to their own particular situations.

General.  The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and if so qualified, will not be subject to federal income taxes to the extent its earnings are timely distributed.  To qualify, the Fund must comply with certain requirements relating to, among other things, the source of its income and the diversification of its assets.  The Fund must also annually distribute at least 90% of its investment company taxable income.

Should the Fund not qualify as a “regulated investment company” under Subchapter M, the Fund would be subject to federal income taxes on earnings whether or not such earnings were distributed to shareholders.  Payment of income taxes by the Fund would reduce the Fund’s NAVs and result in lower returns to the Fund’s shareholders.

The Fund also intends to make distributions as required by the Internal Revenue Code to avoid the imposition of a non-deductible 4% excise tax.  The Fund must distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98.2% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund’s actual taxable year ending December 31, if elected) and (iii) certain other amounts not distributed in previous years.

The Fund may invest in foreign securities.  Some foreign countries withhold income taxes from dividend or interest payments to investors.  The Fund either cannot recoup these tax payments in some cases, or can only receive refunds of withheld taxes after a lengthy application process.  It is not anticipated that tax withholdings on foreign income will have a material effect on the Fund’s investment performance.

Distributions of the Fund’s investment company taxable income (taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) are taxable to you as ordinary income.  A portion of the Fund's distributions may be treated as “qualified dividend income,” taxable to individuals, trusts and estates at the same preferential federal tax rate as long-term capital gains income.  A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.  To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

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Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) generally are taxable to you as long-term capital gain, regardless of how long you have held shares in the Fund.

Distributions that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital.  Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund.  Distributions declared in October, November or December and paid in January are taxable as if paid on December 31.

If you invest in the Fund shortly before the record date of a distribution, any distribution will lower the value of the Fund’s shares by the amount of the distribution and the amount of the distribution will be taxable in the manner described above.

In general, you will recognize a gain or loss on a sale or exchange of shares of the Fund in an amount equal to the difference between the amount of your net sales proceeds and your tax basis in the shares.  All or a portion of any such loss may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or exchange.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.  In general, any gain or loss will be capital gain or loss if you held your Fund shares as capital assets.  Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.  Any capital loss arising from the sale or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.  The deduction of capital losses by U.S. individual shareholders is subject to limitations.

As of the fiscal year ended December 31, 2017, the Fund had the following capital loss carryovers and expirations:

	Long Term Amount	Short Term Amount	Expiration
Aegis Value Fund	$2,151,396	$5,795,788	Indefinite

The Fund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed investment company taxable income and net capital gain.  This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax.  This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income reflected in the value of the Fund’s shares; the total return on a shareholder’s investment will not be reduced as a result of the Fund’s distribution policy.  Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

FINANCIAL STATEMENTS

Financial statements audited by BBD, LLP, the Fund’s independent registered public accounting firm, are included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2017 and are incorporated herein by reference.  To obtain a copy of the Prospectus or the Annual Report to Shareholders, please call (800) 528-3780.

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